UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

LIGHTSTONE VALUE PLUS REIT V, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701
(Address of principal executive offices) (Zip Code)

(732) 367-0129
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported, on August 13, 2026, Lightstone Value Plus REIT V, Inc. (the “Company”) convened its 2026 annual meeting of stockholders (the “Annual Meeting”). Not enough stockholders were present in person or by proxy to form a quorum, and the Annual Meeting was adjourned until September 10, 2026, without electing nominees to the board of directors for the ensuing year and until their successors are elected and qualified.

On September 10, 2026, the Company reconvened the Annual Meeting.  According to the inspector of elections, 5,684,411 shares of the Company’s common stock outstanding and entitled to vote were represented at the meeting in person or by proxy, representing 35.2% of the total number of shares entitled to vote at the meeting, which constituted a quorum.

The sole matter voted upon at the Annual Meeting was the election of eight directors to hold office until the next annual meeting and until their successors are duly elected and qualified.

As of the record date for the Annual Meeting, 16,146,920 shares of our common stock were outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

The voting results, as certified by the inspector of elections, are as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Andreas K. Bremer	5,223,403	461,008	–
Diane S. Detering-Paddison	5,216,610	467,801	–
Mitchell C. Hochberg	5,224,762	459,649	–
David Lichtenstein	5,228,983	455,428	–
Jeffrey P. Mayer	5,211,599	472,812	–
Cynthia Pharr Lee	5,208,880	475,531	–
Bruce J. Schanzer	5,278,288	406,123	–
Steven Spinola	5,236,326	448,085	–

The eight nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REIT V, INC.

Dated: September 15, 2026	By:	/s/ Terri Warren Reynolds
	Name:	Terri Warren Reynolds
	Title:	General Counsel & Senior Vice President